UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 25, 2025

(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Corporate Circle, Suite 200, Golden, CO 80401
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GTIM	Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2025, the Compensation Committee of the Board of Directors of Good Times Restaurants Inc. (the “Company”) adopted a cash incentive bonus arrangement (“Bonus Arrangement”) for Ryan Zink, the Company’s Chief Executive Officer. The Bonus Arrangement applies notwithstanding the terms of Section 4(b)(i) of Mr. Zink’s Second Amended and Restated Employment Agreement dated December 24, 2020, as amended (the “Employment Agreement”).

The Bonus Arrangement shall apply for a period of three (3) fiscal years (2025-2027 fiscal years) which means there shall be new STI, TVLTI and PVLTI bonus grants (each as defined below) for each such fiscal year. In the case of the TVLTI and PVLTI, the vesting period shall extend over the subsequent two years (2028 and 2029 fiscal years) following the last such grant year (2027 fiscal year) on the terms reflected below.

The material terms of the Bonus Arrangement are as follows:

1.       Short-Term Incentive (STI)

Mr. Zink shall receive an annual cash bonus, subject to the attainment of target EBITDA (as established by the Compensation Committee) for the Company’s fiscal year ended September. A minimum attainment of 85% target EBITDA is required to earn any payout. Payout below target scales from a 50% payout at 85% of target EBITDA to 100% payout at 100% of target EBITDA attainment (with the payout increasing on a straight-line basis between 85% to 100% attainment). On the upside, the payout scales from 100% payout (at 100% of target EBITDA) to 133% payout at 125% of target (or greater) EBITDA attainment (with the payout increasing on a straight-line basis between 100% and 125% attainment). Earned STI amounts shall be paid on or around November 15 following the end of the applicable fiscal year.

Mr. Zink’s STI target bonus for 2025 is $200,000. For each of fiscal years 2026 or 2027, the Compensation Committee shall reset the STI target bonus (which may be increased or reduced, but not below $200,000) and target EBITDA. “EBITDA” means “Adjusted EBITDA” as described in the Company’s Annual Report on Form 10-K for the applicable fiscal year.

2.       Time-Vested Long-Term Incentive (TVLTI)

Mr. Zink shall receive a cash bonus of $100,000 per year, vesting equally ($33,333) over a three-year period on the last day of each Company’s fiscal year (assuming Mr. Zink remains employed with the Company as of such date) and paid on or around November 15 following the end of the third fiscal year of the vesting cycle for an award (e.g. the total vested fiscal 2025 incentive will be paid on or around November 15, 2027). For avoidance of doubt, a $100,000 grant shall made for each of fiscal 2026 and 2027 consistent with the foregoing structure.

3.       Performance-Vested Long-Term Incentive (PVLTI)

Mr. Zink shall receive a $100,000 target cash bonus per year, vesting equally ($33,333 target) over a three-year period (assuming Mr. Zink remains employed with the Company as of the end of the applicable fiscal year) but subject to the same target EBITDA criteria and payout scale relative to target as used for the STI calculation (i.e., 50%-100% vesting of the annual $33,333 increment between 85%-100% attainment; 100%-133% vesting of the annual $33,333 increment between 100%-125% attainment). The total amount vested over the three-year period is to be paid on or around November 15 following the end of the third fiscal year (e.g. the total vested fiscal 2025 incentive will be paid on or around November 15, 2027).

4.       Effect of Third Party Change of Control and Termination of Employment.

Upon a termination of Mr. Zink’s employment (without Cause (as defined in the Employment Agreement) by the Company, or for Good Reason (as defined in the Employment Agreement) by Mr. Zink) within six (6) months following a Third Party Change in Control (as defined in the Employment Agreement), (a) the then current-year’s performance-based cash incentives (STI and PVLTI) shall be deemed earned (in the case of STI) or vested (in the case of PVLTI) at target for such year in each case, (b) the current year’s TVLTI shall be deemed vested, and (c) all unvested incentives for prior years shall vest based on assumed attainment of target EBITDA for each year. All vested bonus amounts (pro forma for the preceding sentence), inclusive of vested TVLTI and PVLTI, will become immediately payable.

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Upon a termination of Mr. Zink’s employment (without Cause by the Company, or for Good Reason by Mr. Zink) not within six (6) months following a Third Party Change in Control, performance-based cash incentives (STI and PVLTI) for the year of termination shall be deemed earned (in the case of STI) or vested (in the case of PVLTI) based upon assumed attainment of the Company’s most current full-year EBITDA forecast (as of the date of termination) for the year of termination. There will be no acceleration of payment of any vested amounts (i.e., applicable payouts to occur on or around November 15, 2027). For avoidance of doubt, actual results in the year of termination are not relevant.

Upon termination of Mr. Zink’s employment for Cause or without Good Reason by Mr. Zink (whether or not within six (6) months following a Third Party Change of Control), any unvested incentives will be forfeited and any vested incentives will be paid in accordance with their normal schedule (i.e. with no acceleration).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit Number	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

10.1	Second Amended and Restated Employment Agreement, dated December 24, 2020, between Ryan M. Zink and Good Times Restaurants Inc. (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed December 28, 2020 (File No. 000-18590) and incorporated herein by reference)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date:	February 27, 2025	By:
Ryan M. Zink
Chief Executive Officer

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